UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2013

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 26, 2013, Ecolab Inc. (“Ecolab”) announced earnings for the fourth quarter and year ended December 31, 2012.  A copy of the News Release issued by Ecolab in connection with this report under Item 2.02 is attached as Exhibit (99) and incorporated by reference herein.  Ecolab also will publish the News Release on its website located at www.ecolab.com.

Item 8.01 Other Events.

On February 26, 2013, Ecolab announced that it continues to expect the closing of the Champion Technologies acquisition (the “Acquisition”) to occur in the first quarter, subject to regulatory clearance, including clearance under the Hart-Scott Rodino Antitrust Improvements Act (“HSR”), and other customary closing conditions. Ecolab and Champion remain in active and ongoing discussions with the U.S. Department of Justice regarding its review of our HSR filing relating to the acquisition. While we believe that we are close to resolving the Department of Justice’s remaining issues, it remains possible that the Champion acquisition will not be completed in the targeted time frame, or at all.

Cautionary Statements Regarding Forward-Looking Information

This communication contains statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, the expected completion of the Acquisition. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the regulatory approvals or clearances required for the Acquisition may not be obtained, or that required regulatory approvals may delay the Acquisition or result in the imposition of conditions that could have a material adverse effect on the Company or cause the Company to abandon the Acquisition, (ii) the risk that the conditions to the closing of the Acquisition may not be satisfied and (iii) the risk that a material adverse change, event or occurrence may affect the Company or Champion’s parent company, Permian Mud Service, Inc. (and its subsidiaries) prior to the closing of the Acquisition and may delay the Acquisition or cause the Company to abandon the Acquisition.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company, the acquired companies and the combined business. For a further discussion of these and other risks and uncertainties applicable to the Company, see our most recent Form 10-Q, our current report on Form 8-K filed October 12, 2012 and the Company’s other public filings with the Securities and Exchange Commission. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

(99)                                                 Ecolab Inc. News Release dated February 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: February 26, 2013	By:	/s/Michael C. McCormick
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99)	Ecolab Inc. News Release dated February 26, 2013.	Filed herewith electronically.